UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 1, 2017

Date of Report (Date of Earliest Event Reported)

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KMP FUTURES FUND I LLC

(Exact name of Registrant as Specified in its Charter)

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Delaware	000-53816	13-7075398
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation or Organization)

680 Fifth Avenue, Suite 1901 – New York, NY 10019

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 596-3480

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 3, 2017, pursuant to Section 10.1(ii) of the Registrant’s Information Memorandum dated November 12, 2010, the Board of Directors of Kenmar Preferred Investments LLC. (“Kenmar Preferred”), in its capacity as managing owner of Registrant, determined to dissolve Registrant effective as of the close of business on January 31, 2017. Investors in the Registrant will receive a pro rata distribution of their interest in World Monitor Trust III Series J. Registrant intends to file a Form 15 with the Securities and Exchange Commission (the “Commission”) on or about January 31, 2017 de-registering the units of the Registrant registered under Section 12(g) of the Securities Exchange Act of 1934. Attached hereto, and incorporated herein by reference, as Exhibit 99.5, is a letter delivered to all of Registrant’s investors dated January 3, 2017 informing them of the items set forth above.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.5	Letter to Investors dated January 3, 2017 and Information Memorandum

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities indicated on February 1, 2017.

KMP FUTURES FUND I LLC
(Registrant)

	By:	Kenmar Preferred Investments LLC
its Managing Member

Date: February 1, 2017	By:	/s/ James Parrish
	Name:	James Parrish
	Title:	President